Item 32 Section 1350 Certifications
                                                                    Exhibit 32.1




                        CERTIFICATION OF PERIODIC REPORT
                        --------------------------------


     I,  Aldo  C.  Zucaro,   the  Chief   Executive   Officer  of  Old  Republic
International Corporation (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2003 (the "Report") fully complies with the requirements of
     Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents the financial condition and results of operations of the Company.


Dated:   August 8, 2003


                                            /s/ A.C. Zucaro
                                            ------------------------------------
                                            Aldo C. Zucaro
                                            Chairman and Chief
                                            Executive Officer


(A signed original of this written statement required by Section 906 has been provided to Old Republic International Corporation and will be retained by Old Republic International Corporation and furnished to the Securities and Exchange Commission or its staff upon request.)